UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33530	20-5952523
State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2805 Dallas Parkway, Suite 400 Plano, Texas	75093
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (469) 573-6755

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Green Brick Partners, Inc. (the “Company”) held its annual meeting of stockholders on May 24, 2017 (the “Annual Meeting”). At the meeting the stockholders voted on the following items:

Proposal 1—Election of Directors

The election of seven directors to hold office until the 2018 annual meeting of stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation received the following vote:

	Number of Votes
	For	Withheld	Broker Non-Votes
Elizabeth K. Blake	43,119,983	131,044	4,542,611
Harry Brandler	42,850,641	400,386	4,542,611
James R. Brickman	43,134,359	116,668	4,542,611
David Einhorn	42,850,519	400,508	4,542,611
John R. Farris	43,137,233	113,794	4,542,611
Kathleen Olsen	43,116,741	134,286	4,542,611
Richard S. Press	43,134,026	117,001	4,542,611

Each of the seven director nominees received a plurality of the votes cast at the Annual Meeting and were elected as directors of the Company until the 2018 annual meeting of stockholders and the due election and qualification of their respective successors, or such nominee’s earlier death, removal or resignation.

Proposal 2—Advisory Vote on Executive Compensation

The non-binding advisory vote on the compensation of the Company’s named executive officers received the following vote:

Number of Votes
For	Against	Abstain	Broker Non-Votes
43,112,054	116,861	22,112	4,542,611

Proposal 2 was approved by the affirmative vote of holders of a majority of the shares of the Company’s common stock issued, present and voting at the Annual Meeting.

Proposal 3—Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation

The non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers received the following vote:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
4,230,058	6,754	39,003,633	10,582	4,542,611

The frequency of one vote every three years for Proposal 3 was selected by the affirmative vote of holders of a plurality of the shares of the Company’s common stock issued, present and voting at the Annual Meeting. In light of the voting results, the Company’s Board of Directors determined at its May 24, 2017 meeting that the Company will hold future advisory votes on executive compensation every three years until the occurrence of the next advisory vote on the frequency of future advisory votes on executive compensation. The next advisory vote regarding the frequency of future advisory votes on executive compensation is required to occur no later than the Company’s 2023 annual meeting of stockholders.

Proposal 4—Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of RSM US LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017 received the following vote:

Number of Votes
For	Against	Abstain
47,777,469	855	15,314

Proposal 4 was approved by the affirmative vote of holders of a majority of the shares of the Company’s common stock issued, present and voting at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.

By:	/s/ Richard A. Costello
Name:	Richard A. Costello
Title:	Chief Financial Officer

Date: May 24, 2017